Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Figure announces that @OndoFinance has made a $25M strategic investment in $YLDS, integrating Figure’s SEC registered yield-bearing stablecoin into the Ondo Short-Term US Treasuries Fund (OUSG), to expand and diversify the reserves backing OUSG. The partnership follows Figure’s IPO and underscores accelerating institutional adoption of onchain finance.

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$YLDS brings a unique profile to OUSG as an SEC-registered, yield-bearing stablecoin backed by similar asset classes as GENIUS Act-aligned products. Its integration strengthens OUSG’s yield strategy and further positions $YLDS as a dominant stablecoin within the RWA ecosystem and on Democratized Prime, Figure’s decentralized lending marketplace.

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The collaboration builds on Figure’s $19B in blockchain-based lending and Ondo’s leadership in tokenized assets, creating stronger infrastructure for institutional clients.

Read the full announcement: https://www.figure.com/newsroom/announcement/ondo-invests-25-million-in-figure-ylds-stablecoin/

Ondo Finance @OndoFinance · 3h

We're excited to announce a $25M investment in @Figure's yield-bearing YLDS stablecoin to power OUSG, Ondo's flagship tokenized fund.

The addition of YLDS will enhance and diversify the yield source supporting OUSG, building on a portfolio invested in funds from leading asset

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Ondo Invests $25M into Figure's YLDS to Power OUSG

9:35 AM · Nov 24, 2025 · **190** Views

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Figure @Figure · 15m

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Read the full announcement:

figure.com

Ondo Invests $25 Million in Figure's $YLDS Stable...

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